EXHIBIT 99.1

                                  GELSTAT CORP.
                          (A Development Stage Company)
                             MINNEAPOLIS, MINNESOTA


                              FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITOR'S REPORT


                      PERIOD FROM JUNE 25, 2002 (INCEPTION)
                              TO DECEMBER 31, 2002

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                                  GELSTAT CORP.
                          (A Development Stage Company)

                                TABLE OF CONTENTS
                                -----------------


                                                                Page
                                                                ----

      Independent Auditor's Report                                1

      Balance Sheet                                               2

      Statement of Operations                                     3

      Statement of Cash Flows                                     4

      Notes to Financial Statements                             5 - 7

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                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
GelStat Corp.
Minneapolis, Minnesota

We have audited the accompanying balance sheet of GelStat Corp. (a development stage company) as of December 31, 2002 and the related statements of operations and accumulated deficit and cash flows for the period from June 25, 2002
(inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GelStat Corp., as of December 31, 2002 and the results of its operations and its cash flows for the period from June 25, 2002 (inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Gary Lundeen Company, P.A.

Gary Lundeen Company, P.A.

March 28, 2003


                                       1
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                DECEMBER 31, 2002

                                     ASSETS

Current Assets
   Cash in bank                                                      $  133,014
   Unexpired insurance                                                    5,001
                                                                     ----------
             Total Current Assets                                       138,015
                                                                     ----------

Property and Equipment
   Office equipment                                                       1,115
   Machinery and equipment                                                  191
                                                                     ----------
                                                                          1,306
   Less accumulated depreciation                                             30
                                                                     ----------
                                                                          1,276
                                                                     ----------

Other Assets
   Lease deposit                                                            500
   Patent, net of amortization of $49                                    11,654
                                                                     ----------
             Total Other Assets                                          12,154
                                                                     ----------

             Total Assets                                            $  151,445
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
   Note payable                                                      $  300,000
   Accounts payable                                                       3,692
   Accrued salaries                                                         960
   Accrued interest                                                       3,364
                                                                     ----------
             Total Current Liabilities                                  308,016
                                                                     ----------

Stockholders' Deficit
   Common stock, $.001 par value, 75,000,000 shares authorized
             3,375,000 shares issued and outstanding                      3,375
   Undesignated stock, no par value, 25,000,000 shares authorized
             no shares issued                                                --
   Due from shareholders                                                 (3,375)
   Accumulated deficit (accumulated during the development stage)      (156,571)
                                                                     ----------
             Total Stockholders' Deficit                               (156,571)
                                                                     ----------

             Total Liabilities and Stockholders' Deficit             $  151,445
                                                                     ==========

                 See accompanying Notes to Financial Statements.

                                       2
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
           PERIOD FROM JUNE 25, 2002 (INCEPTION) TO DECEMBER 31, 2002


Revenues                                                           $         --
                                                                   ------------

Operating Expenses
        Consulting fees                                                  97,000
        Salaries                                                            960
        Health care benefits                                              6,051
        Research and development                                         21,090
        Organization expense                                             13,024
        Office supplies and expense                                       7,873
        Advertising and marketing                                         1,275
        Rent                                                              1,795
        Liability insurance                                                 714
        Travel and entertainment                                          2,768
        Telephone                                                           556
        Depreciation                                                         30
        Amortization                                                         49
        Bank charges                                                         22
                                                                   ------------
                                                                        153,207
                                                                   ------------

                  Loss from Operations                                 (153,207)

Other Expense
        Interest expense                                                  3,364
                                                                   ------------

                  Net Loss                                             (156,571)

Accumulated Deficit - Beginning of Period                                    --
                                                                   ------------

Accumulated Deficit - End of Period                                $   (156,571)
                                                                   ============

                 See accompanying Notes to Financial Statements.

                                       3
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
           PERIOD FROM JUNE 25, 2002 (INCEPTION) TO DECEMBER 31, 2002



Cash Flow from Operating Activities
     Net Loss                                                      $   (156,571)
     Adjustments to reconcile net loss to net cash
          used in operating activities
               Depreciation and amortization                                 79
               Increase in unexpired insurance                           (5,001)
               Increase in accounts payable                               3,692
               Increase in accrued expenses                               4,324
                                                                   ------------
                    Net Cash Used by Operating Activities              (153,477)
                                                                   ------------

Cash Flow from Investing Activities
     Purchase of property and equipment                                  (1,306)
     Patent acquisition costs                                           (11,703)
     Lease deposit                                                         (500)
                                                                   ------------
                    Net Cash Used by Investing Activities               (13,509)
                                                                   ------------

Cash Flow from Financing Activities
     Loan proceeds                                                      300,000
                                                                   ------------
                    Net Cash Provided by Financing Activities           300,000
                                                                   ------------

                    Increase in Cash                                    133,014

Cash at Beginning of Period                                                  --
                                                                   ------------

Cash at End of Period                                              $    133,014
                                                                   ============


Supplemental Disclosure
     Financing Activities Not Affecting Cash
          Issuance of common stock accompanied by
               shareholder promise to remit consideration
               at par value                                        $      3,375
                                                                   ============

                 See accompanying Notes to Financial Statements.

                                       4
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
--------------------
GelStat Corp. is a development stage company involved in the development and marketing of various non-prescription consumer health products.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------
The Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not consider its bank account balances to be exposed to any significant credit risk.

Property and Equipment
----------------------
Property and equipment are stated at cost. Depreciation is provided using the straight-line method over estimated useful lives of the assets.

Income Taxes
------------
Income taxes are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due and deferred taxes arising from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. These deferred taxes relate primarily to differences in start-up costs, organizational expenses, and research and development costs recognized for financial reporting, but not for tax purposes.

Advertising Costs
-----------------
Advertising costs are expensed as incurred.

NOTE 2 - DEVELOPMENT STAGE OPERATIONS

The Company was formed on June 25, 2002 to produce and market non-prescription (over-the-counter) health products, developed by its founders. The Company has been conducting clinical trials on products for the treatment of migraine headaches and insomnia and continues to devote substantially all of its efforts to the development of these products.

                                       5
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 3 - INTANGIBLE ASSETS

The cost of acquired patents is amortized on the straight-line method over their 20-year lives.

NOTE 4 - DUE FROM STOCKHOLDERS

The amount due from stockholders represents consideration due from the founding shareholders in exchange for the shares of stock issued to them at par value.

NOTE 5 - LOAN PAYABLE

The Company obtained unsecured financing from Developed Technology Resource, Inc. in the amount of $300,000 for the purpose of providing working capital during product research and development. The loan accompanied a Plan of Merger (see Note 6), bears interest at a rate of 8% and is due December 31, 2003.

NOTE 6 - PLAN OF MERGER

On November 26, 2002, the Company entered into a Plan of Merger with Developed Technology Resource, Inc. and its 100% owner subsidiary, NP Acquisition Corporation, which provides for the merger of NP Acquisition Corporation into GelStat Corp. Developed Technology Resource, Inc. and NP Acquisition Corporation have the option to execute and deliver the Merger Agreement during the option period defined in the Plan of Merger.

In further consideration of the loan (see Note 5) and the exercise of the Option Agreement, GelStat Corp. issued a warrant to Developed Technology Resource, Inc. to purchase 400,000 shares of its common stock at a price of $.75 per share over a period of three years following the: 1) termination of the option period if the option is not exercised; or 2) termination of the Merger Agreement.

NOTE 7 - LEASING ARRANGEMENTS

The Company leases its office facilities in Schofield, Wisconsin on a monthly basis. The Company also leases office facilities in Bloomington, Minnesota under an operating lease expiring on November 30, 2003.

Future minimum rentals under the operating lease for the year 2003 are $11,000.

                                       6
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 8 - INCOME TAXES

Income taxes are provided for tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes, if applicable. Expenses for start-up costs, organizational costs and research and development costs are deductible in the year incurred for financial statement purposes, however, for tax purposes they must be amortized over a number of years. The income tax benefit of those expenses are classified as a deferred income tax benefit. The reporting of these expenses and the related tax benefit reflect timing differences between financial statements and corporate income taxes.

Following is a reconciliation of book income to taxable income:

     Loss per books                                                   $(156,571)
     Start-up expenses, organizational costs and research and
     development costs capitalized for tax purposes                     156,571
                                                                      ---------
     Taxable income per tax returns                                   $      --
                                                                      =========

Deferred tax assets at December 31, 2002 consisted of the following:

     Deferred income tax benefit                                      $  54,899
     Valuation allowance                                                (54,899)
                                                                      ---------
     Net deferred tax benefit                                         $      --
                                                                      =========

A valuation allowance for the entire deferred income tax benefit has been estimated because of the Company's development stage status and the uncertainty of realizing an income tax benefit from the recognition of costs that have been capitalized.

                                       7
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